Dreyfus BASIC
      Money Market Fund, Inc.

      ANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                   Dreyfus BASIC
                                                         Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Money Market Fund, Inc. covers the 12-month period from March 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

A number of economic and political factors continued to drive money market yields lower during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to lower money market yields by further reducing short-term interest
rates    in    November    2002.

Although returns from money market funds have been modest, these economic and political influences have generally eroded the value of longer-term investments from corporate issuers, such as stocks. As a result, money market funds have helped protect many investors from the full brunt of the stock market's decline. Will money market funds continue to outperform stocks? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to cash after the stock market's prolonged slump, adherence to a long-term asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the 12-month period ended February 28, 2003, the fund produced a yield of 1.49% and, taking into account the effects of compounding, an effective yield of 1.50%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed" ) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund's performance?

When the reporting period began, investors were looking forward to a resumption of more robust economic growth. To stimulate an expansion, the Fed had implemented 11 interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low. At the time, many investors expected that the Fed would begin raising interest rates later in 2002. The Fed fueled such speculation in March 2002 when it shifted from an accommodative bias to a neutral one,

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

suggesting that the risks of recession and inflation were evenly balanced. In fact, GDP growth for the first quarter of 2002 came in at a robust 5.0% annualized rate.

It soon became apparent, however, that the recovery was weaker and more uneven than most investors had hoped. Jobless claims increased in May, consumers began to spend at a slower rate and the economic growth rate for the second quarter of 2002 declined to just 1.3% . This caused investors to push back their expectations of the timing of eventual rate hikes.

During the summer, economic indicators were mixed. For example, the unemployment rate and manufacturing activity rose in June and then fell in July. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. However, corporate spending remained weak, and the stock market remained volatile. Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings, an uncertain consumer and heightened international tensions took their toll. As a result, at its August meeting the Fed shifted its bias to a more accommodative stance.

Economic weakness continued to prevail in the fall. The economy lost jobs in September, and a key index of manufacturing output suggested continuing weakness. In October, consumer confidence dropped to a nine-year low, and the unemployment rate rose along with jobless claims. The stock market continued its decline, reaching its lowest levels of the reporting period, and the third quarter's annualized GDP growth rate of 4% was weaker than anticipated.

In early November, the Fed cut the federal funds rate by a larger than expected 50 basis points, suggesting that the economy had reached a "soft spot" because of war fears and corporate scandals. After the Fed took action, the economy showed some signs of improvement. While the labor market remained weak, retail sales in November came in higher than most analysts had expected, and the stock
market    rallied.

In addition, consumer confidence improved during December. Nonetheless, the fourth quarter' s GDP growth rate fell to an estimated annualized rate of just 0.7%. Overall, the U.S. economy was estimated to have grown 2.4% in 2002.

So far in 2003, the economy has continued to send mixed signals. Home sales rose in January, but consumer confidence fell below the low it had established in October. Manufacturing expanded in January but fell in February. Personal incomes rose, but stock prices fell. For its part, the Fed has kept the federal funds rate unchanged at 1.25% , citing high oil prices and heightened geopolitical risks as economic restraints.

What is the fund's current strategy?

The fund ended the reporting period with a weighted average maturity that was longer than its peer group average, reflecting our current efforts to maintain competitive yields. Although short-term interest rates are near historical lows, we anticipate that the fund's weighted average maturity will remain relatively long until prevailing geopolitical tensions are resolved and we see more convincing signs of sustained economic strength.

March 17, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003




                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--30.7%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
American Express Centurion Bank

   1.26%, 3/13/2003                                                                          50,000,000               50,000,000

Bank of Nova Scotia (Yankee)

   1.85%, 10/8/2003                                                                          35,000,000               34,976,540

Deutsche Bank AG (London)

   1.35%, 5/21/2003                                                                          50,000,000               50,000,000

First Union National Bank

   1.31%, 6/5/2003                                                                           35,000,000  (a)          35,011,105

Lloyds TSB Bank PLC (London)

   2.02%, 3/21/2003                                                                          50,000,000               50,000,000

Swedbank

   1.32%, 9/26/2003                                                                          40,000,000  (a)          39,997,701

UniCredito Italiano SpA (London)

   1.30%, 3/18/2003                                                                          15,000,000               15,000,344

Wells Fargo Bank N.A.

   1.26%, 4/4/2003                                                                           60,000,000               59,999,995

Westdeutsche Landesbank Girozentrale

   1.32%, 7/1/2003                                                                           50,000,000  (a)          49,989,072

Wilmington Trust Co.

   1.53%, 11/18/2003                                                                         50,000,000               49,996,417

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $434,971,174)                                                                                               434,971,174
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--18.6%
------------------------------------------------------------------------------------------------------------------------------------

Canadian Imperial Holdings Inc.

   1.32%, 7/9/2003                                                                           50,000,000               49,763,292

Eurohypo AG

   1.29%, 5/13/2003                                                                          50,000,000  (b)          49,869,208

GE Capital International Funding Inc.

   1.35%, 4/17/2003                                                                          70,000,000               69,877,539

Mane Funding Corp.

   1.29%, 4/16/2003                                                                          20,000,000  (b)          19,967,033

PB Finance (DE) Inc.

   1.77%, 3/14/2003                                                                          50,000,000               49,968,403

Unicredit (DE) Inc.

   1.27%, 7/24/2003                                                                          25,000,000               24,873,125

TOTAL COMMERCIAL PAPER

   (cost $264,318,600)                                                                                               264,318,600


                                                                                              Principal
CORPORATE NOTES--30.4%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Honda Finance Corp.

   1.33%, 7/23/2003                                                                          65,000,000  (a)          65,000,000

Beta Finance Inc.

   1.33%, 7/18/2003                                                                          58,000,000  (a,b)        57,998,343

Lehman Brothers Holdings Inc.

   2.69%, 5/15/2003                                                                          22,500,000               22,690,763

Lehman Brothers Holdings Inc.

   1.43%, 4/4/2003                                                                           40,300,000  (a)          40,313,063

Merrill Lynch & Co. Inc.

   1.32%, 3/6/2003--1/15/2004                                                                65,000,000  (a)          65,081,748

Paradigm Funding LLC

   1.33%, 10/31/2003                                                                         40,000,000  (a,b)        40,000,000

Salomon Smith Barney Holdings Inc.

   1.31%, 5/5/2003                                                                           50,000,000  (a)          50,000,000

Societe Generale

   1.30%, 3/24/2003                                                                          80,000,000  (a)          79,997,846

U.S. Bancorp

   2.62%, 5/15/2003                                                                          10,000,000               10,078,184

TOTAL CORPORATE NOTES

   (cost $431,159,947)                                                                                               431,159,947
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--3.5%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.51%, 6/12/2003

   (cost $50,000,000)                                                                        50,000,000  (c)          50,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--7.1%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.30%, 8/15/2003                                                                          50,000,000  (a)          49,993,137

National City Bank

   1.29%, 8/22/2003                                                                          50,000,000  (a)          49,998,808

TOTAL SHORT-TERM BANK NOTES

   (cost $99,991,945)                                                                                                 99,991,945

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
U.S. GOVERNMENT AGENCIES--7.1%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

  1.39%--1.63%, 1/2/2004--3/5/2004

   (cost $100,000,000)                                                                      100,000,000              100,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.34%, 3/3/2003

   (cost $29,528,000)                                                                        29,528,000               29,528,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,409,969,666)                                                            99.5%           1,409,969,666

CASH AND RECEIVABLES (NET)                                                                           .5%               7,472,336

NET ASSETS                                                                                        100.0%           1,417,442,002

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2003, THESE SECURITIES  AMOUNTED TO $167,834,584  REPRESENTING 11.8% OF NET
     ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE ACQUIRED ON 6/12/2002 AT A COST PAR VALUE. AT FEBRUARY 28,
     2003, THE AGGREGATE VALUE OF THESE SECURITIES WAS $50,000,000  REPRESENTING
     3.5% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,409,969,666  1,409,969,666

Cash                                                                  5,057,599

Interest receivable                                                   3,798,829

Prepaid expenses                                                         26,774

                                                                  1,418,852,868
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           393,517

Payable for shares of Common Stock redeemed                             848,400

Accrued expenses                                                        168,949

                                                                      1,410,866
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,417,442,002
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,417,491,787

Accumulated net realized gain (loss) on investments                     (49,785)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,417,442,002
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,417,491,787

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended February 28, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,777,666

EXPENSES:

Management fee--Note 2(a)                                            7,867,123

Shareholder servicing costs--Note 2(b)                               1,662,077

Directors' fees and expenses--Note 2(c)                                119,161

Custodian fees                                                          96,807

Registration fees                                                       53,402

Professional fees                                                       52,862

Prospectus and shareholders' reports                                    23,023

Miscellaneous                                                           18,887

TOTAL EXPENSES                                                       9,893,342

Less--reduction in management fee due to
  undertaking--Note 2(a)                                            (2,812,931)

NET EXPENSES                                                         7,080,411

INVESTMENT INCOME--NET                                              23,697,255
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  12,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                23,709,499

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended February 28,
                                           -------------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         23,697,255           63,672,012

Net realized gain (loss) from investments          12,244              364,189

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   23,709,499           64,036,201
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (23,697,255)         (63,672,012)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 882,788,649        1,364,924,240

Dividends reinvested                           22,577,229           60,300,673

Cost of shares redeemed                    (1,300,374,974)      (1,468,084,918)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (395,009,096)         (42,860,005)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (394,996,852)         (42,495,816)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,812,438,854        1,854,934,670

END OF PERIOD                               1,417,442,002        1,812,438,854

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                  Fiscal Year Ended February,
                                                        ----------------------------------------------------------------------------

                                                           2003             2002             2001             2000            1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                     1.00             1.00             1.00             1.00            1.00

Investment Operations:

Investment income--net                                     .015             .035             .061             .050            .051

Distributions:

Dividends from investment
   income--net                                            (.015)           (.035)           (.061)           (.050)          (.051)

Net asset value, end of period                             1.00             1.00             1.00             1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           1.50             3.54             6.23             5.10            5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .45              .45              .45              .45             .45

Ratio of net investment income
   to average net assets                                   1.51             3.50             6.06             4.98            5.08

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                  .18              .17              .17              .15             .13
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,417,442        1,812,439        1,854,935        1,913,618       1,837,664



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A. , which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At February 28, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $49,785 is available to be applied against future net securities profits, if any, realized subsequent to February 28, 2003. If not applied, $39,570 of the carryover expires in fiscal 2006 and $10,215 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2003 and February 28, 2002, respectively, were all ordinary income.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the man agement fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $2,812,931 during the period ended February 28, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $1,204,359 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $284,584 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 2003, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

April 4, 2003



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

JAY I. MELTZER (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Physician, Internist and Specialist in Clinical Hypertension

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

*    Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Vice Chairman and Director

*    Harlem Educational Activities Fund, Inc., Chairman

*    Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Collins & Aikman Corporation, Director

*    Allied Waste Corporation, Director

*    Chubb Corporation, Director

*    Raytheon Company, Director

*    Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and had been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                  For More Information

                        Dreyfus
                        BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       The Bank of New York
                       100 Church Street
                       New York, NY 10286

                       Transfer Agent &
                       Dividend Disbursing Agent
                       Dreyfus Transfer, Inc.
                       200 Park Avenue
                       New York, NY 10166

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  123AR0203